Exhibit 10.74 EXECUTION VERSION
AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 1 (this “Amendment”), dated as of December 5, 2025 by and among Allegiant Travel Company, as Borrower (the “Borrower”), Barclays Bank PLC (“Barclays”) as incremental lender, Deutsche Bank AG New York Branch (“DB” and together with Barclays, each an “Incremental Lender” and collectively the “Incremental Lenders”) and Barclays, in its capacity as Administrative Agent (the “Administrative Agent”) amends the Revolving Credit and Guaranty Agreement, dated as of August 17, 2022 (as amended, restated, amended and restated, supplemented, modified or extended from time to time in accordance with its terms, the “Credit Agreement”), among the Borrower, the subsidiaries of the Borrower party thereto from time to time, as Guarantors, the Lenders party thereto from time to time and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
WHEREAS, subject to the terms of Section 2.22 of the Credit Agreement, the Credit Agreement contemplates that the Borrower may request the establishment of one or more increases in the Commitments available thereunder;
WHEREAS, the Borrower wishes to increase the Commitments available pursuant to the Credit Agreement by an amount equal to the amount set forth on the signature page of the Incremental Lenders (the “Incremental Commitments”) such that the aggregate Commitments available under the Credit Agreement as of the Increase Effective Date shall be increased to the total amount of Commitments as set forth on Exhibit A to this Amendment and each Lender’s Commitment shall be equal to the amount set forth opposite such Lender’s name on such Exhibit A.
WHEREAS, the Borrower wishes to make certain other amendments related to the Maturity Date of the Credit Agreement;
NOW THEREFORE, each Incremental Lender, the Borrower and the Administrative Agent hereby agree as follows:
SECTION 1. Incremental Commitments; Increase Effective Date. Subject to the terms and conditions hereof and of the Credit Agreement, each Incremental Lender agrees to provide Commitments in the amount set forth opposite such Incremental Lender’s name on its signature page to this Amendment with an effective date of December 5, 2025 (the “Increase Effective Date”). The Administrative Agent and each Incremental Lender hereby waives the Borrower’s obligation to provide notice pursuant to Section 2.22(a) of the Credit Agreement regarding the establishment of the Incremental Commitments provided for by this Amendment.
SECTION 2. Amendments to Credit Agreement and Loan Documents.
(a)Effective as of the Increase Effective Date, each of the Incremental Commitments shall be a “Commitment” under the Loan Documents and shall be subject to the terms of the Loan Documents to the same extent and in the same manner as each other Commitment.

(b)The definition of “Maturity Date” shall be deleted in its entirety and replaced with the following:
““Maturity Date” shall (a) with respect to Loans that have not been extended pursuant to Section 2.23, December 5, 2030 and (b) with respect to Extended Loans, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Lenders (as the same may be further extended pursuant to Section 2.23); provided that the Maturity Date with respect to any Loan shall be May 17, 2027 if, on or prior to May 17, 2027 the Senior Notes have not been (x) repaid to the extent that any outstanding Indebtedness under the Senior Notes is less than $100,000,000, (y) replaced or refinanced with Permitted Refinancing Indebtedness having a maturity date not earlier than the Maturity Date or (z) otherwise amended or modified to have a maturity date not earlier than the Maturity Date.”
(c)a new clause (vi) shall be added at the end of Section 10.08(a) of the Credit Agreement as follows:
“(vi)    each Lender release any Borrower or Guarantor from its Guaranteed Obligations or release any material portion of the Collateral, in each case, other than in connection with a Disposition permitted hereunder; and provided that no such modification or agreement shall amend, modify or otherwise affect the rights or duties of any Secured Party hereunder without the prior written consent of such Secured Party.”
(d)a new proviso shall be added at the end of Section 10.08(a) of the Credit Agreement as follows:
“provided further, that, no such modification, amendment or waiver shall subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien (including without limitation any Indebtedness or Lien issued under this Agreement or any other agreement), as the case may be, without the written consent of the Lenders holding at least 66 2/3% of the outstanding Obligations and unfunded Commitments.”
SECTION 3. Conditions. It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
(a)this Amendment shall have been duly authorized, executed and delivered by the party or parties thereto and shall be in full force and effect and executed counterparts shall have been delivered to the Administrative Agent and its counsel;
(b)the representations and warranties of the parties hereto as set forth in the Credit Agreement shall be true and correct as of the date of this Amendment; provided, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date;
(c)no Default or Event of Default shall have occurred and be continuing or would result from giving effect to the increase or new Commitments on, or the making of any new Loans on, the Increase Effective Date;

(d)the amount of any increased or new Commitments does not exceed the amount permitted to be incurred pursuant to Section 6.02(b)(v)(C)(1) of the Credit Agreement;
(e)the Administrative Agent shall have received an Officer's Certificate, dated the date of this Agreement, of the Borrower confirming compliance with the conditions set forth in clause (a) through (d) above; and
(f)the Administrative Agent shall have received a written opinion addressed to the Administrative Agent and the Incremental Lenders and dated the date of this Amendment of (i) Robert Goldberg, Senior Counsel, Senior Vice President and Secretary of the Borrower, as to certain matters of Nevada law and (ii) Vedder Price P.C., special New York counsel to the Borrower and the Guarantors, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.
SECTION 4. Joinder. Each of the parties agrees that (i) the obligations, rights and remedies of each Incremental Lender with respect to the Incremental Commitments shall be governed by and subject to, and the Incremental Lenders shall be bound by, the terms of the Credit Agreement and other Loan Documents, as amended hereby; and (ii) each Incremental Lender shall, with effect from the Increase Effective Date, be deemed a “Lender” for purposes of the Loan Documents.
SECTION 5. Amendment Limited. This Amendment is limited as specified herein and shall not, other than as expressly set forth herein, constitute a modification, acceptance or waiver of any other provision of the Credit Agreement. The terms and conditions of the Credit Agreement, as amended by this Amendment, constitute the entire agreement and understanding of the parties hereto with respect to its subject matter and supersede all oral communications and prior writings with respect thereto. The Credit Agreement and the other Loan Documents, as specifically amended by this Agreement, shall continue to be in full force and effect. This Agreement shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents not expressly referred to herein. Each Guarantor hereby acknowledges and consents to the amendment of the Credit Agreement to be effected pursuant to this Amendment and irrevocably and unconditionally confirms and agrees as of the date hereof that, notwithstanding the amendment of the Credit Agreement, the obligations of each Guarantor pursuant to Section 9 of the Credit Agreement shall continue in full force and effect and extend to the Guaranteed Obligations (as defined in the Credit Agreement) as the same shall be amended by virtue of the amendment of the Credit Agreement as contemplated under Section 2 hereof.
SECTION 6. Reallocation. Each Incremental Lender agrees to make payments in accordance with instructions from the Administrative Agent in order to give effect to the reallocation of any outstanding Loans pursuant to Section 2.22(d) of the Credit Agreement.
SECTION 7. Loan Document. This Amendment shall be a Loan Document.
SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or .pdf electronic transmission shall be deemed to be an original signature hereto.
SECTION 10. Effectiveness. This Amendment shall become effective when signed by each Incremental Lender, the Borrower and the Administrative Agent.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the date first above written.

ALLEGIANT TRAVEL COMPANY

By: /s/ Robert Neal
Name: Robert Neal
Title: President & Chief Financial Officer

Signature Page Amendment No. I

AFH, INC.

By: /s/ Robert Neal
Name: Robert Neal
Title: Chief Financial Officer

ALLEGIANT AIR, LLC

By: /s/ Robert Neal
Name: Robert Neal
Title: President & Chief Financial Officer

ALLEGIANT VACATIONS, LLC

By: /s/ Robert Neal
Name: Robert Neal
Title: Chief Financial Officer

G4 PROPERTIES, LLC

By: /s/ Robert Neal
Name: Robert Neal
Title: President & Chief Financial Officer

G4 WORKS, LLC

By: /s/ Robert Neal
Name: Robert Neal
Title: President & Chief Financial Officer

SUNRISE ASSET MANAGEMENT, LLC

By: /s/ Robert Neal
Name: Robert Neal
Title: President & Chief Financial Officer

Signature Page Amendment No. I

INCREMENTAL COMMITMENT    BARCLAYS BANK PLC,
US$25,000,000    as Incremental Lender

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

2

INCREMENTAL COMMITMENT US$50,000,000

DEUTSCHE BANK AG NEW YORK BRANCH,
as Incremental Lender

By: /s/ Philip Tancorra
Name:        Philip Tancorra
Title:         Director

By: /s/ Suzan Ona

Name:     Suzan Ona                    Title:     Director

Signature Page Amendment No. 1

BARCLAYS BANK PLC, as Administrative Agent

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

EXECUTION VERSION

EXHIBIT A
LENDERS AND COMMITMENTS

Revolving Lender	Revolving Commitment
Barclays Bank PLC	$ 100,000,000
Deutsche Bank AG New York Branch	50,000,000
TOTAL:	$ 150,000,000